EXECUTION VERSION

Exhibit 10.1

Sixth Amendment to Amended and Restated Credit Agreement

This Sixth Amendment to Amended and Restated Credit Agreement (herein, the “Amendment”) is entered into as of August 2, 2022 (the “Sixth Amendment Effective Date”), among Willdan Group, Inc., a Delaware corporation (the “Borrower”), the Guarantors signatory hereto, the Lenders signatory hereto and BMO Harris Bank N.A., a national banking association, individually as a Lender and as Administrative Agent (the “Administrative Agent”).

Preliminary Statements

A.The Borrower, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of June 26, 2019 (as amended prior to the date hereof, the “Credit Agreement”).  All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

B.The Borrower has requested that the Lenders make certain amendments to the Credit Agreement, and the Lenders party hereto are willing to do so under the terms and conditions set forth in this Amendment.

Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.	Amendments.

Subject to the satisfaction of the conditions precedent set forth in Section 2 below, effective as of June 30, 2022, Section 8.7(b) of the Credit Agreement is hereby amended and restated in its entirety and as so amended and restated shall read as follows:

(b)purchase money indebtedness and Capitalized Lease Obligations of the Loan Parties and their Subsidiaries in an amount not to exceed $4,000,000 in the aggregate at any one time outstanding;

Section 2.	Conditions Precedent.

The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

2.1.The Loan Parties, the Required Lenders and the Administrative Agent shall have executed and delivered this Amendment.

2.2.All other legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Administrative Agent and its counsel.

Sixth Amendment to A&R Credit Agreement (Willdan 2021) 4896-1068-0361 v6.doc

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Section 3.	Representations.

In order to induce the Administrative Agent and the Required Lenders to execute and deliver this Amendment, the Borrower hereby represents to the Administrative Agent and the Lenders that as of the date hereof (a) the representations and warranties set forth in Section 6 of the Credit Agreement (as amended hereby) are and shall be and remain true and correct (except that the representations contained in Section 6.5 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Administrative Agent), (b) the Borrower is in compliance with the terms and conditions of the Credit Agreement (as amended hereby) and no Default or Event of Default has occurred and is continuing under the Credit Agreement (as amended hereby) or shall result upon giving effect to this Amendment, (c) each Loan Party has taken all necessary action to authorize it to execute, deliver and perform its obligations under this Amendment in accordance with the terms hereof and to consummate the transactions contemplated hereby, and (d) this Amendment has been duly executed and delivered by the Loan Parties and is the legal, valid and binding obligation of each Loan Party, enforceable in accordance with its terms except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

Section 4.	Miscellaneous.

4.1.The Loan Parties heretofore executed and delivered to the Administrative Agent the Security Agreement and certain other Collateral Documents.  The Loan Parties hereby acknowledge and agree that the Liens created and provided for by the Collateral Documents continue to secure, among other things, the Secured Obligations arising under the Credit Agreement as amended hereby; and the Collateral Documents and the rights and remedies of the Administrative Agent and the Lenders thereunder, the obligations of the Loan Parties thereunder, and the Liens created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby.  Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Collateral Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

4.2.Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms.  Each of the Guarantors reaffirm their Guaranties under Section 11 of the Credit Agreement.  Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

4.3.Subject to Section 13.4(a) of the Credit Agreement, the Borrower agrees to pay on demand all costs and expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the fees and expenses of counsel for the Administrative Agent.

4.4.This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement.  Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original.  Delivery of a counterpart hereof by facsimile transmission or by e-mail transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as delivery of a manually executed counterpart hereof.  The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.  This Amendment shall be construed and determined in accordance with the laws of the State of New York (including Section 5-1401 and Section 5-1402 of the General Obligations law of the State of New York) without regard to conflicts of law principles that would require application of the laws of another jurisdiction.

[Signature Pages to Follow]

This Sixth Amendment to Amended and Restated Credit Agreement is entered into as of the date and year first above written.

PUBLIC AGENCY RESOURCES
“BORROWER”

WILLDAN GROUP, INC.

	By	/s/ Thomas D. Brisbin
Name: Thomas D. Brisbin
Title: Chief Executive Officer

“GUARANTORS”

ELECTROTEC OF NY ELECTRICAL INC.
PUBLIC AGENCY RESOURCES
WILLDAN ENERGY SOLUTIONS
WILLDAN ENGINEERING
Willdan Financial Services
WILLDAN LIGHTING & ELECTRIC, INC.
WILLDAN LIGHTING & ELECTRIC OF
CALIFORNIA
WILLDAN LIGHTING & ELECTRIC OF
WASHINGTON, INC.
ABACUS RESOURCE MANAGEMENT
COMPANY
INTEGRAL ANALYTICS, INC.
ENERGY AND ENVIRONMENTAL
ECONOMICS, INC.
WILLDAN ENERGY CO.
ENERPATH SERVICES, INC.

	By	/s/ Thomas D. Brisbin
Name: Thomas D. Brisbin
Title: Chairman of the Board

[Signature Page to Sixth Amendment to Amended and Restated Credit Agreement]

G
“GUARANTORS”

GENESYS ENGINEERING, P.C.

	By	/s/ Vanessa Munoz
Name: Vanessa Munoz
Title: Vice President

[Signature Page to Sixth Amendment to Amended and Restated Credit Agreement]

G
“ADMINISTRATIVE AGENT” and “LENDERS”

BMO HARRIS BANK N.A., as a Lender and as
Administrative Agent

	By	/s/ James Stephens
Name: James Stephens
Title: Vice President

[Signature Page to Sixth Amendment to Amended and Restated Credit Agreement]

G
“LENDERS”

BANK OF AMERICA, N.A., as a Lender

	By	/s/ Mary Beatty
Name: Mary Beatty
Title: Senior Vice President

[Signature Page to Sixth Amendment to Amended and Restated Credit Agreement]

G
“LENDERS”

U.S. BANK NATIONAL ASSOCIATION, as a
Lender

	By	/s/ Gina Ge
Name: Gina Ge
Title: Assistant Vice President

[Signature Page to Sixth Amendment to Amended and Restated Credit Agreement]

G
“LENDERS”

MUFG UNION BANK, N.A., as a Lender

	By	/s/ Lance Zediker
Name: Lance Zediker
Title: Director

[Signature Page to Sixth Amendment to Amended and Restated Credit Agreement]